September 25, 1997



   Securities and Exchange Commission
   450 Fifth Street, N.W.
   Room 1004
   Judiciary Plaza
   Washington, D.C.  20549


   RE: El Chico Restaurants, Inc. 8-K for the agreement and plan of merger dated September 23, 1997 by and between El Chico Holding Company, L.P. and El Chico Acquisition, Inc. and
          El Chico Restaurants, Inc. and related escrow agreement


   Gentlemen:

   We are transmitting electronically the Form 8-K for the agreement and plan of merger dated September 23, 1997 by and between El Chico Holding Company, L.P. and El Chico Acquisition, Inc. and El Chico Restaurants, Inc. and related escrow agreement.


   Sincerely,



   Susan R. Holland
   Vice President, Treasurer &
   Controller


   /ktc



   cc: National Assoc. of Securities Dealers, Inc. (electronic EDGAR submission)
         Lawrence E. White
         Ron Frappier
         Darl Hatfield
         Britt Langford

==========================================================================



                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             FORM 8 - K

                            CURRENT REPORT

Pursuant to Section 13 Of 15(d) of the Securities Exchange Act of 1934

                            Date of Report
                          September 23, 1997


                      EL CHICO RESTAURANTS, INC.
         --------------------------------------------------
       (Exact name of registrant as specified in its charter)


                               Texas
               ----------------------------------------
          (State or other jurisdiction of incorporation)


      0-12802                                   75-0982250
 -----------------------           ----------------------------------
(Commission File Number)           (I.R.S Employer Identification No.)


      12200 Stemmons Freeway, Suite 100, Dallas, Texas 75234
      -------------------------------------------------------
             (Address of principal executive offices)
                            (Zip Code)


                         (972) 241-5500
        ---------------------------------------------------
       (Registrant's telephone number, including area code)


      -----------------------------------------------------------
       (Former name, former address, if changed since last report)





===========================================================================

PART II.  OTHER INFORMATION


Item 5.   Other Events

          This Form 8-K is being filed hereby to effect the filing of the exhibits attached hereto.


Item 7.   Financial Statements and Exhibits

      (a) Financial Statements.  None required.
      (c) Exhibits
          Exhibit 2.1  - Agreement and Plan of Merger dated September
                         23, 1997 by and between El Chico Holding
                         Company, L.P. and El Chico Acquisition, Inc.
                         and El Chico Restaurants, Inc.
          Exhibit 10.1 - Escrow Agreement dated September 23, 1997 by and between El Chico Holding Company, L.P.
                         and El Chico Restaurants, Inc. and Texas
                         Bank.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   EL CHICO RESTAURANTS, INC.


Date: September 25, 1997           By: /s/Susan R. Holland
                                       -------------------
                                       Vice President, Treasurer &
                                       Controller